THE AMERICAN HERITAGE FUND, INC.

PROSPECTUS

The Fund is a no-load mutual fund which seeks maximum capital growth.

As with all mutual funds, neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved these securities or determined if this prospectus is truthful or complete.  Any representation to the contrary is a criminal offense.

April 24, 2006

TABLE OF CONTENTS

RISK/RETURN SUMMARY	1
INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES	7
FINANCIAL HIGHLIGHTS	10
PORTFOLIO HOLDINGS	9
MANAGEMENT	9
PRICING OF SHARES	11
PROCEDURES FOR BUYING FUND SHARES	11
PROCEDURES FOR REDEEMING FUND SHARES	13
DIVIDENDS, DISTRIBUTIONS AND TAXES	14
SHAREHOLDER SERVICES	14
CUSTODIAN AND TRANSFER AGENT	15

RISK/RETURN SUMMARY

Investment Objective

Our investment objective is to seek maximum capital growth. Income from our investment portfolio will be only an incidental consideration and entirely subordinate to our investment objective.

Principal Investment Strategies

We intend to achieve our investment objective by investing a majority of our net assets in speculative equity investments in small and virtually unknown companies, including companies that have never earned a profit.  We may also engage in speculative activities such as short-term trading, leveraging through borrowing, short sales, the purchase and sale of put and call options and warrants, the writing of listed put and call options and the purchase of foreign securities.  An investment in the Fund is not a complete investment program.  We may not, at any particular time, engage in all or any of the investment activities described in this prospectus. The activities may be engaged in only periodically or not at all.

Fundamental analysis plays the most important role in choosing the stocks that we decide to purchase.  We review both the available financial data as well as the experience of the management.  In the case of lesser known companies, we often meet with their management before we make a positive investment decision. We make our assessment of the growth potential of individual companies after our review.

We generally identify companies as potential investments based upon our belief in their future growth potential and the actual share price.  Our intention is to identify companies which promise a price appreciation over the following 12 months of at least 20%.  We also consider companies that have fallen out of favor and might not immediately recover to previous levels.

Principal Risks

Investing in securities is inherently risky, and there is no guarantee that we will achieve our investment objective and you may lose money by investing in the Fund. Many of the techniques which we may utilize involve greater than normal risk and attainment of our investment objective cannot, of course, be assured.  An investment in the Fund is not a complete investment program and is designed for investors willing to assume risks inherent in our investment policies and practices. Investors should carefully consider all of the risks described below as well as the risks described elsewhere in this prospectus:

Market Risks. The price of particular securities may fall because of declines in the stock market regardless of the success of individual companies’ businesses.  We invest in securities not listed in the Standard and Poor’s 500 Index.  These securities may perform poorly and the Standard and Poor’s 500 Index as well as other recognized indices may outperform us.

Speculative Securities.   We purchase securities issued by companies which are speculative. These securities may lose all or substantially all their value.  In addition, because earnings, if any, tend to be less predictable, market prices are more volatile and the speculative securities less liquid than those of larger, more established companies.  In the case of speculative debt securities, changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade debt securities.  Speculative debt securities may include obligations of issuers that are in default or in bankruptcy when we believe that the prospect of capital appreciation outweighs the risk of investment.  The risk of investing in those securities, as well as other debt securities, can be substantial because their value is based upon the ability of the issuer to make all required payments of interest and principal.  We may purchase and sell put and call options without limitation and we make short sales.  A relatively small percentage movement in the price of the security which is the subject of an option can result in a total loss of our investment in the option. An unsuccessful short sale can result in a substantial loss.

On January 25, 2006, our largest holding consisted of speculative securities of one company which represented approximately 9.56% of the value our net assets. Additionally, on January 25, 2006, our second largest holding consisted of speculative securities of one company which represented approximately 7.86% of the value our net assets.

We are not a diversified investment company.  Subject only to the restrictions described in this prospectus, we can invest without limitation in the securities of any one or more companies.

Undervalued Securities.  We may purchase securities that we believe the market undervalues in relation to their actual worth.  We assume that the market will ultimately recognize the actual worth of these companies, thus causing their stock prices to rise.  The market may, however, indefinitely undervalue these securities, causing their prices to remain the same or decline.  In addition, our belief that the securities are undervalued may be incorrect.

Securities Paying Little or No Dividends.  We purchase the securities of companies that expect their earnings, if any, to rise and which pay little, if any, dividends.  Those securities are risky because their stock prices often decline in market downturns.

Money Market Securities.  Under adverse market conditions, we could invest some or all of our assets in money market securities. Although we would do so only in seeking to avoid losses, it could reduce the benefit from any upswing in the market.

Expenses.  Because of our extremely small size, our aggregate annual operating expenses as a percentage of our net assets is substantially higher than those of most other mutual funds.

Short Term Trading.  We have at times engaged, and may again engage, in extensive, active and frequent short term trading. Short term trading may increase capital gains distributions, which in turn would increase your tax liability.  Frequent trading will also increase our transaction costs, which may reduce our investment performance.  Our past short term trading activities have resulted in significant losses.  During our fiscal years ended May 31, 2003, 2004 and 2005, we had portfolio turnover rates of approximately 0%, 570% and 967%, respectively.  The increase in the portfolio turnover rates were primarily a result of changes in the equity market conditions which led us to pursue more active and aggressive trading in order to attempt to benefit from those conditions.  We anticipate that our portfolio turnover rates in the future will continue to be relatively high as long as equity market conditions continue to change and we believe that sector rotation will benefit us.

Foreign Securities.   We may purchase securities issued by companies organized in foreign countries.  The foreign countries may have either developed or emerging markets.  Foreign securities markets generally are not as developed or efficient as those in the United States.  Securities of some foreign issuers are less liquid and more volatile than securities of comparable U.S. issuers.  Similarly, volume and liquidity in most foreign securities markets are less than in the United States and, at times, volatility of price can be greater than in the United States.  Because evidences of ownership of foreign securities usually are held outside the United States, we will be subject to additional risks which include possible adverse political and economic developments, seizure or nationalization of foreign deposits and adoption of governmental restrictions which might adversely affect or restrict the payment of principal, interest and dividends on the foreign securities to investors located outside the country of the issuer, whether from currency blockage or otherwise.  Moreover, foreign securities held by us may trade on days when we do not calculate our net asset value and thus affect the net asset value on days when investors cannot purchase or redeem our shares. Developing countries have economic structures that are generally less diverse and mature, and political systems that are less stable, than those of developed countries.  The markets of developing countries may be more volatile than the markets of more mature economies; however, such markets may provide higher rates of return to investors.  Many developing countries have experienced substantial, and in some periods extremely high, rates of inflation for many years.  Inflation and rapid fluctuations in inflation rates have had and may continue to have adverse effects on the economies and securities markets of certain of these countries.  Since foreign securities often are purchased with and payable in currencies of foreign countries, the value of these assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency rates and exchange control regulations.

Broad and Flexible Investment Powers.  Because of our broad and flexible investment powers, our success or failure may be more dependent upon our skill and ability and less dependent upon movement of the securities market in general than is the case with most mutual funds whose investment powers are not as broad or as flexible.

Borrowing.  We may borrow money to purchase additional securities.  If the investment performance of the securities purchased with borrowed monies fails to cover our interest cost, our net asset value will decrease faster than would otherwise be the case.  If for any reason, including market fluctuations, the value of our assets falls below the coverage requirement of the Investment Company Act of 1940, we may have to sell a portion of our investments at a time when it may be disadvantageous to do so.

Restricted and Other Illiquid Securities.   We may acquire portfolio securities called restricted securities, which are illiquid because they can be sold only pursuant to an effective registration statement under the Securities Act of 1933 or an exemption from such registration. We will have to bear the risk of market conditions prior to any such registration or exemption.  In the absence of an agreement obtained at the time of purchase of such securities, there can be no assurance that the issuer will register the restricted securities. Furthermore, if we dispose of restricted securities without registration, it may be necessary to sell them at a discount similar to or greater than that at which we purchased the securities. Other securities held by us may be or become illiquid. Based solely upon the reported trading volume of securities in our portfolio, on January 25, 2006 securities representing approximately 12% of our net assets would be considered to be illiquid.   Although we intend to make, and always have made, cash payments for our shares that are redeemed by our shareholders, depending on the  liquidity of our portfolio, we may pay for redeemed shares in kind.  See “Procedures for Redeeming Fund Shares.”

Change in Market Philosophy.   Our principal investment strategies may fall out of favor in the securities markets which would adversely affect our performance.

Non-Diversified Fund.  Because we are a non-diversified fund, compared to other funds we may invest a greater percentage of our assets in one or more particular issuers.  To the extent that we invest a material portion of our assets in securities of one or more particular issuers, we will be unable to spread the risk of our investments over a diversified portfolio of a relatively large number of issuers.

Past Performance

The bar chart and performance table below illustrate some of the risks of investing in the Fund. The bar chart shows the changes in our performance from year to year from January 1, 1994 to December 31, 2004.  The performance table shows how our total return for one year, five year and ten year periods ended December 31, 2004 compared with those of the Standard and Poor’s 500 Index, a broad measure of market performance.  When you review the chart and table, be aware that past investment performance does not necessarily indicate how we will perform in the future.

ANNUAL TOTAL RETURNS FOR EACH CALENDAR YEAR

Our total return for the quarter ended December, 2005 was -11.1%.  During the periods shown above, our best quarter ended on March 31, 2002 during which we had a return of approximately 62.5 % and our worst quarter ended on September 30, 2001 during which we had a negative return of approximately -56.3%.

AVERAGE ANNUAL TOTAL RETURNS

	1 Year Ended December 31, 2005	5 Years Ended December 31, 2005	10 Years Ended December 31, 2005
Return Before Taxes	-33.3%	-11.8	-18.1
Return After Taxes on Distributions	-33.3%	-11.8	-18.1
Return After Taxes on Distributions and Sale of Fund Shares	-28.3	-9.6	-12.4
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	4.9	0.5	9.1

After tax returns are calculated using the historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Shareholder Fees and Expenses

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

Maximum sales charge (load) imposed on purchases

None

Maximum deferred sales charge (load)

None

Maximum sales charge (load) imposed on reinvested

dividends (as a percentage of offering price)

None

Redemption fee

None

Exchange fee

None

Annual Fund Operating Expenses

(expenses that are deducted from Fund assets)

Management fees

1.25% (1)

Distribution (12b-1) and service fees

None

Other expenses

10.85%  (2)

Total annual Fund operating expenses

12.10% (3)

______________

(1)

Our investment advisor has agreed to waive the fees for a period of not less than one year from the date of this prospectus.

(2)

Includes administrative fees.

(3)

See Notes (1) and (2) above.

Example

The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those time periods.  The example also assumes that your investment has a 5% return each year and our operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be approximately:

1 year	3 years	5 years	10 years
$1,271	$3,525	$5,446	$9,094

You would pay the following costs if you did not redeem your shares:

1 year	3 years	5 years	10 years
$1,271	$3,525	$5,446	$9,094

INVESTMENT OBJECTIVE AND PRINCIPAL

INVESTMENT STRATEGIES

Our investment objective is to seek maximum capital growth.  Income from our investment portfolio will be only an incidental consideration entirely subordinate to the capital growth objective. Our investment objective cannot be changed without shareholder approval.  We seek maximum capital growth by investing primarily in companies that we believe have above average potential for growth or whose securities are undervalued in the market.  Reference is made to the disclosure under the above caption “Principal Risks” in this prospectus.

In contrast to most mutual funds, we intend to achieve our investment objective by investing a majority of our net assets in speculative investments in small and virtually unknown companies, including companies that have never earned a profit. We also intend to certain speculative investment techniques which entail greater than average risks which are described below.  Our success or failure may be more dependent upon our skill and ability and less dependent upon movement of the securities market in general than is the case with most mutual funds whose investment powers are not as broad or as flexible as ours.

Generally, more than 80% of the value of our assets, other than cash and cash equivalents, will consist of common stocks and securities convertible into or exchangeable for common stocks, such as rights, warrants and options. To a limited degree, we may invest in preferred stocks and debt securities, such as corporate bonds and debentures and securities issued by the United States Government and its instrumentalities, when we believe that they offer opportunities for growth of capital or are desirable in the light of prevailing market or economic conditions. Debt securities we purchase may not be “investment grade.”  Debt securities in the lowest category of investment grade debt may have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade debt securities. Debt securities which are not “investment grade” may include obligations of issuers that are in default or in bankruptcy. Naturally, the risk of investing in those securities, as well as other debt securities, can be substantial because their value is based upon the ability of the issuer to make all required payments of interest and principal. Generally, debt securities which we believe to offer opportunities for growth of capital, including securities referred to as “junk bonds,” may be purchased by us when we believe (a) interest rates will decline and, therefore, the value of the debt securities will increase, or (b) their market value is likely to appreciate due to factors affecting specific issuers.

We may purchase restricted securities if we receive a substantial discount from the market value of similar unrestricted securities.  In addition, we may purchase restricted securities issued by companies who do not have any publicly traded securities.

We may engage in active and frequent trading.

We may borrow money from banks and use the borrowed money principally to purchase additional securities. This technique may be used in order to increase the amount of money available to us for investment in securities we believe have appreciation potential and to increase the amount of money available to secure short positions.  All of our assets may be pledged as collateral for bank loans.

We may engage in short sales in an attempt to protect against downward market movement.  A short sale is made by selling a security which the seller does not own in the hope of purchasing the same security at a later date at a lower price.  In order to make delivery to the buyer and thus effect a sale, we must borrow the security and agree to replace the security, whatever its price may be at the time we purchase it for delivery to the lender.

We invest in foreign companies.  Although we intend to invest in foreign companies located in nations which we consider to have relatively stable governments, there is the possibility of expropriation, nationalization or confiscatory taxation, taxation of income earned in a foreign country and other foreign taxes, foreign exchange controls (which may include suspension of the ability to transfer currency from a country), default in foreign government securities, political or social instability or diplomatic developments which could adversely affect investments in securities of foreign companies. issuers.

We buy securities based upon our belief that the market has undervalued them in relation to their actual worth or because of the potential growth of the issuer of the securities. We often blend both approaches in making our selections.  In determining which securities to sell, we select securities which we believe will not yield performance we seek based primarily upon the foregoing criteria.

We may, from time to time, take temporary defensive positions that are inconsistent with our principal investment strategies in attempting to respond to adverse market, economic, political, or other conditions.  During any time that we take a defensive position, we may not achieve our investment objective.  Although we normally invest according to our investment strategy, we may invest without limitation in preferred stocks and investment-grade debt instruments for temporary, defensive purposes.

The value of our investments varies in response to many factors. Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Although we may use various investment techniques to hedge a portion of our risks, we cannot assure you that these techniques will work as we intend.  When you sell or redeem your shares, they may be worth more or less than what you paid for them.

PORTFOLIO HOLDINGS

A description of our policies and procedures with respect to the disclosure of our portfolio securities is available in our Statement of Additional Information.

MANAGEMENT

American Heritage Management Corporation (AHMC), 845 Third Avenue, New York, New York 10022 has been our investment adviser since 1990. AHMC provides continuous investment advice to us and places orders for purchases and sales of our securities.  AHMC also provides investment advice to American Heritage Growth Fund, Inc.

We make our investment decisions based upon advice furnished to us by AHMC.

For the fiscal year ended May 31, 2005, the investment advisory fee under our agreement with AHMC represented 1.25% of our average net assets.  AHMC has, however, agreed to waive all further investment advisory fees for a period of not less than one year from the date of this prospectus.  Our Annual and Semi-Annual Reports to Shareholders  contain a discussion regarding the basis for our Board of Directors approving any investment advisory contract with us during our then most recent fiscal half-year.

Heiko H. Thieme is our portfolio manager and has been primarily responsible for the day-to-day management of our portfolio since February 1990.  For more than five years, Mr. Thieme has also rendered investment advice to one other U.S. and two foreign investment companies and has been the Chief Executive Officer of Thieme Securities, Inc., a securities broker-dealer. Our Statement of Additional Information (SAI) provides additional information about Mr. Thieme’s compensation, other accounts managed by him and his ownership of our shares.

We and AHMC have adopted Codes of Ethics pursuant to Rule 17j-1 under the Investment Company Act of 1940 governing personal securities transactions. Under the Codes, our personnel and personnel of AHMC may purchase and sell securities (including securities held by us) subject to certain reporting requirements and other procedures.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand our financial performance for the past five years. Certain information reflects financial results for a single Fund share.  The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions. This information for the  fiscal year ended May 31, 2001 was audited by Larson, Allen,  Weishair & Co., LLP whose auditors’ report, dated July 19, 2001 expressed an unqualified opinion on those statements.  This information for the four fiscal years ended May 31, 2005 was audited by William A. Meyler P.C. and/or Meyler & Company, LLC., whose auditors’ reports along with our financial statements are included in our Annual Reports to Shareholders, which are available upon request.

	2005	2004	2003	2002	2001
Net asset value, beginning of year	$0.11	$0.06	$0.11	$0.18	$0.27
Net investment income (loss)	(0.01)	(0.01)	(0.01)	(0.01)	(0.07)
Net gains or (losses) on securities (both realized and unrealized)	0.00	0.06	(0.04)	(0.06)	(0.02)
Total from investment operations	(0.01)	0.05	(0.05)	(0.07)	(0.09)
Less distributions:
Dividends (from net investment income)	-	-	-	-	-
Distributions (from Capital gains)	-	-	-	-	-
Return of capital distribution	-	-	-	-	-
Net asset value, end of period	$0.10	$0.11	$0.06	$0.11	$0.18
Total return	(9.09)%	83.33%	(45.45)%	(38.89)%	(33.33)%
Net assets, end of period	$814,292	$1,026,242	$589,406	$1,088,485	$1,973,431
Ratio of expenses to average net assets	10.85%	12.58%	12.36%	12.61%	11.53%
Ratio of net income (loss) to average net assets	(10.71)%	(12.34)%	(12.25)%	(11.97)%	(10.96)%
Portfolio turnover rate	967%	570%	0.00%	9%	1%

PRICING OF SHARES

The price at which you buy and redeem our shares is the net asset value (NAV) per share. The NAV represents the value of our total assets less our liabilities. The NAV per share is generally calculated as of the close of the regular trading session of the New York Stock Exchange (generally 4 P.M. Eastern Time).  Our shares will not be priced on the days when the New York Stock Exchange is closed for trading such as weekends and certain national holidays. In calculating the NAV, portfolio securities will be valued at market value when there is a reliable quotation available for the securities.  The value of all other assets will be determined by our Board of Directors or a committee of our Board of Directors at amounts which they think represent their fair value.  Those values are often highly subjective and may not represent actual intrinsic values. With respect to any investments we make in other open-end management investment companies registered under the Investment Company Act of 1940, our NAV is calculated based upon the net asset values of those companies.  The prospectuses of those companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.

PROCEDURES FOR BUYING FUND SHARES

The minimum investment requirements for the Fund are:

	Opening the Account	Adding to the Account
Regular Accounts	$1,000	$500
IRAs, Custodian Accounts and Keogh Accounts	$500	$500

We may change these minimum investment amounts at any time and we can refuse any purchase order that might adversely affect our operations.

Once we accept your order to purchase, the purchase price will be the next calculated NAV per share.  You pay no sales load for buying Fund shares.

You may buy Fund shares in any of these ways:

By telephone

Call 1-800-453-6556 to buy shares of the Fund. We must receive your payment within three business days of your order.  To meet this deadline, you may send a check by overnight mail or wire payment, or you may make an electronic transfer through your bank.

By mail

Mail your application and check to:

The American Heritage Fund, Inc.

8869 Brecksville Road – Suite C

Cincinnati, OH 45264-0637

If you purchase additional shares of the Fund, you must send a completed investment slip together with a check that has your account number on it.

Through Certain Broker-Dealers

Shares of the Fund may be purchased through certain registered broker-dealers.  We impose no sales load or service charge, but the broker-dealers may make a charge to investors for their services.  The charge and services may vary in amount among broker-dealers, some of which may impose higher initial or subsequent investment requirements than those established by us.

By Courier

Deliver your application and check to:

The American Heritage Fund, Inc.

c/o U.S. Bancorp

425 Walnut Street

Mutual Fund Custodian Department

Cincinnati, OH 45202

If you purchase additional shares of the Fund, you must send a completed investment slip together with a check that has your account number on it.

PROCEDURES FOR REDEEMING FUND SHARES

Any shareholder may redeem his or her shares by making a written request directly to our Transfer Agent, Mutual Shareholder Services, LLC, 1301 East Ninth Street, Cleveland, OH 44114.  Redemptions may be made by telephone upon the request of certain financial institutions who are holders of record of shares issued by the Fund, within our sole discretion.  We have instructed our Transfer Agent to confirm the authenticity of any such request for redemption by telecopy and telephone. Proceeds of redemptions made by telephone will be sent only to the respective financial institution making the request.  In the event that a telephone redemption which is honored by us is unauthorized or fraudulent, we could sustain losses.

The redemption price will be the NAV per share next determined by us following receipt of a proper request for redemption. There is no redemption charge imposed by us.  We intend to make payment for shares redeemed in cash to the extent that we are reasonably able to do so although we reserve the right to make payment in kind.

Payment for shares redeemed will normally be made within seven days after receipt of a proper written request.  Payment will not be mailed before clearance of the purchaser’s check.  The  determination of the NAV and the right of redemption may be suspended or the payment date postponed when: (a) trading on the New York Stock Exchange is restricted as determined by the Securities and Exchange Commission or the Exchange is closed for other than customary weekend and holiday closings; (b) when an emergency exists, as determined by the Securities and Exchange Commission, as a result of which disposal by us of securities owned by us is not reasonably practicable, or it is not reasonably practicable for us to fairly determine the value of our net assets; or (c) when the Securities and Exchange Commission by Order so permits for the protection of our shareholders.

A proper request for redemption of shares must be signed by all registered owners exactly as registered, including fiduciary titles, if any, with signatures guaranteed by a member of a national securities exchange or a United States commercial bank or a foreign bank having a New York City correspondent.

Frequent purchases and sales of our shares can harm shareholders in various ways, including reducing the returns, if any, to long-term shareholders by increasing our costs such as brokerage commissions, disrupting portfolio management strategies, and diluting the value of the shares of long-term shareholders in cases in which fluctuations in markets are not fully priced into the our NAV.  Our Board of Directors has not adopted policies and procedures with respect to frequent purchases and resumptions of our shares because it believes that any such policies and procedures are not currently needed.

DIVIDENDS, DISTRIBUTIONS AND TAXES

We intend to distribute as dividends our net investment income, if any, and distribute any net capital gains that we realize once a year except to the extent that we have an available net capital loss carryforwards.  Distributions will be used to purchase additional shares for your account unless you instruct us otherwise in writing.  There are no fees or sales charges on reinvestments.  Dividends and distributions are taxable to most investors (unless your investment is in an IRA or other tax-advantaged account) as ordinary income and capital gains (which may be taxable at different rates depending on the length of time we hold the assets).  The tax status of any distribution is the same regardless of how long you have held your shares and whether you reinvest your distributions or take them in cash.  An exchange of your shares for shares of another fund will be treated as a sale of your shares and any gain in the transaction may be subject to federal income tax.

The tax status of your dividends and distributions will be detailed in your annual tax statement from the Fund.  Because everyone’s tax situation is unique, always consult your tax professional about federal, state and local tax consequences.

Except in tax-advantaged accounts, any redemption, sale or exchange of your shares may generate a tax liability.

SHAREHOLDER SERVICES

We offer the following shareholder services.  For further details, please write or call us.

Exchange Privilege

A shareholder of the Fund has the privilege of exchanging shares of the Fund for shares of American Heritage Growth Fund, Inc. (AHGF) by written notice to our Transfer Agent subject to the following:

●

Shares of AHGF must be eligible for sale in the state of residence of the shareholder.

●

Shareholders may only exchange between accounts that are registered in the same name, address, and have the same taxpayer identification number.

●

A shareholder must have received a then current prospectus of AHGF before the exchange.

Both the Fund and AHGF reserve the right to temporarily or permanently terminate the exchange privilege.

Exchanges may have tax consequences and you may wish to consult with your tax advisor before making any exchange.

Automatic Withdrawal Plan

With an Automatic Withdrawal Plan, a shareholder can arrange for automatic distributions to be made monthly or quarterly in amounts not less than $1,000.  An Automatic Withdrawal Plan may neither be opened nor maintained by a shareholder holding shares of the Fund having a value of less than $50,000.

IRA and Keogh Plans

A prototype defined contribution retirement plan and individual retirement account is available. Charges are imposed by U.S. Bancorp. and Mutual Shareholder Services, LLC. and shareholders should carefully review all documents provided in connection with a plan or account.

CUSTODIAN AND TRANSFER AGENT

U.S. Bancorp, 425 Walnut Street, Cincinnati, Ohio 45202 is the custodian of our portfolio securities and monies.

Mutual Shareholder Services, LLC., 8869 Brecksville Road – Suite C, Brecksville, OH 44141 is our transfer agent.

Neither the custodian nor the transfer Agent performs any managerial or policy-making functions for us.

PROSPECTUS

THE AMERICAN HERITAGE FUND, INC.

Our Statement of Additional Information (SAI) includes additional information about us. Additional information about our investments is available in our Annual and Semi Annual Reports to Shareholders.  Our Annual Reports to Shareholders include a discussion of the market conditions and investment strategies that significantly affected our performance during the fiscal year covered by the report.  The SAI and the Annual and Semi-Annual reports are available, free of charge, upon request.  You may call us at 1-877-809-5131 to request the SAI; to request our Annual Report; to request our semi-Annual Report; to request other information about us; and to make shareholder inquiries.  We do not have an Internet Web site.

The SAI, including the Annual Report, is incorporated by reference into this prospectus.

Information about us, including the SAI, can be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C.  Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090.  Reports and other information about us are available on the EDGAR database on the Commission’s Internet site at http:/www.sec.gov.  Copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to the Commission’s Public Reference Section, Washington, D.C. 20549-0102.

April 24, 2006

Our Investment Company Act of 1940 file number is 811-601

THE AMERICAN HERITAGE FUND, INC.

STATEMENT OF ADDITIONAL INFORMATION

This Statement of Additional Information, is not a prospectus, although it relates to the Fund’s prospectus datedApril 24, 2006.  To obtain a free copy of the prospectus, please write to us at 845 Third Avenue, New York, NY 10022 or call us at 877-809-5131.

Our most recent Annual Report and Semi-Annual Report to Shareholders are separate documents supplied with this Statement of Additional Information unless the information has been previously delivered in a shareholder report.  The reports are available, without charge, upon request by calling us at 800- 453-6556.  The financial statements, accompanying notes and report of independent auditors appearing in our latest Annual Report and Semi-Annual Report are incorporated by reference into this Statement of Additional Information.

April 24, 2006

TABLE OF CONTENTS

Description of the Fund	B-1
Certain Investments, Techniques and Risks	B-1
Certain Investment Restrictions	B-4
Portfolio Manager	B-9
Management	B-7
Proxy Voting Policies	B-10
Brokerage Allocations and Other Practices	B-10
Control Persons and Principal Holders of Securities	B-12
Investment Advisory and Other Services	B-15
Returns	B-15
Custodian	B-16
Independent Accountants
Transfer Agent	B-16
Information About the Fund	B-16
Financial Statements	B-17

DESCRIPTION OF THE FUND

The American Heritage Fund, Inc., a New York corporation organized on December 28, 1951, is a non-diversified, open-end management investmentp company.

CERTAIN INVESTMENTS, TECHNIQUES AND RISKS

The Fund may invest in convertible securities.  Convertible securities may be converted at either a stated price or stated rate into underlying shares of common stock. Convertible securities have characteristics similar to both fixed-income and equity securities. Convertible securities may be subordinate to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock, of the same issuer.  Because of the subordination feature, however, convertible securities typically have lower ratings than similar non-convertible securities.

Although to a lesser extent than with fixed-income securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline.  In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock.  A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock.  When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock.  While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

There can be no assurance of current income from convertible securities because the issuers of the convertible securities may default on their obligations.  A convertible security, in addition to providing fixed income, offers the potential for capital appreciation through the conversion feature, which enables the holder to benefit from increases in the market price of the underlying common stock. There can be no assurance of capital appreciation, however, because securities prices fluctuate.  Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality because of the potential for capital appreciation.

The Fund may purchase high yield debt securities which are not investment grade, including securities referred to as “junk bonds.”  An economic downturn or increase in interest rates is likely to have an adverse effect on the high yield securities market.  The widespread expansion of government, consumer and corporate debt within the United States economy has made the corporate sector, especially cyclically sensitive industries, more vulnerable to economic downturns or increased interest rates.  The prices of high yield securities have been found to be less sensitive to interest rate changes than are those of higher rated investments, but more sensitive to adverse economic changes or individual corporate developments.  During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect the ability to service their principal and interest payment obligations, to meet projected business goals, and to obtain additional financing.  In periods of economic uncertainty and change, increased volatility of market prices of high yield securities can be expected. To the extent that there is no established retail secondary market, there may be thin trading of high yield securities. In the absence of readily available market quotations, the valuation of high yield securities held by the Fund will be determined by the Fund’s Board of Directors.  The fulfillment of such responsibility may become difficult and judgment will play a greater role in valuation because there may be less reliable, objective data available.

The Fund may invest in securities issued by other investment companies to the extent consistent with its investment objective.  Under the Investment Company Act of 1940, the Fund’s investment in such securities, subject to certain exceptions, currently is limited to (a) 3% of the total voting stock of any one investment company, (b) 5% of the Fund’s total assets with respect to any one investment company and (c) 10% of the Fund’s total assets in the aggregate.  Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses.

The Fund will place in a segregated account (not with the broker) cash or United States Government securities equal to the difference between (a) the market value of securities sold short at the time they were sold short, and (b) any cash or United States Government securities required to be deposited as collateral with the broker in connection with the short sale (not including the proceeds from the short sale). In addition, until the Fund replaces the borrowed securities, it must daily maintain the segregated account at such level that (1) the amount deposited in it plus the amount deposited with the broker as collateral will equal the current market value of the securities sold short, and (2) the amount deposited in it plus the amount deposited with the broker as collateral will not be less than the market value of the securities at the time they were sold short. Deposits to the segregated account do not diminish the risk of loss to the Fund with respect to short sales. The foregoing requirements do not apply to securities sold short “against the box,” which is a short sale to the extent that the Fund contemporaneously has or has the right to obtain at no added cost securities identical to those sold short.

Generally, short sales will result in a gain if the price of the securities declines between the date of the short sale and the date upon which the securities are purchased to replace those borrowed; conversely, a loss will result if the security increases in price during such period or if the security becomes unavailable so that the Fund cannot cover its short position. The gain is decreased and the loss is increased by the amount of any premium, dividends, interest or brokerage commission the Fund may be required to pay with respect to such short sale. Any income from short sales generally is, when distributed, taxable to shareholders at ordinary income tax rates.

The Fund may purchase and sell put and call options for purposes of hedging or to seek capital growth. The Fund may hedge its investments by combining puts and calls with other investment techniques. For example, the Fund may sell short securities for which it holds a call or the Fund may purchase securities for which it holds a put. Any puts and calls which the Fund purchases will be listed for trading on one or more domestic securities exchanges. From time to time, the Fund may obtain a put option from the seller of securities purchased by the Fund or an affiliate of such seller in connection with a purchase of securities by the Fund. Generally, no market will exist for any such option. The Fund intends to purchase put and call options when Management believes that such purchase will result in an opportunity for capital appreciation based upon specific facts and circumstances. A call option permits the holder thereof to purchase the securities of an issuer at a predetermined price.  Call options can be expected to increase in value if the value of such securities increases, and, conversely, call options can be expected to decrease in value if the value of such securities decreases. A put option permits the holder to sell the securities of an issuer at a predetermined price. Put options, can be expected to increase in value if the value of such securities decreases. Put and call options can be purchased and sold by the Fund without limitation.  In order for the Fund to realize a profit from purchase of a put option, the value of the security underlying the option must decrease below the exercise price of the option by an amount which is greater than the option premium paid by the Fund plus transaction costs. In order for the Fund to realize a profit from purchase of a call option, the value of the security underlying such option must increase above the exercise price of the option by an amount which is greater than the option premium paid by the Fund plus transaction costs.

The Fund may write listed put and call options. The Fund will not write a call option unless, at the time of the sale, the Fund:

(1) owns the securities (or securities convertible into the securities without additional consideration) against which the call option is written and will continue to own such securities during the time that the Fund is obligated under the option; or

(2) purchases a call option on the same securities upon the same terms; or

(3) establishes and maintains for the term of the option a segregated account consisting of cash, U.S. Government securities or high-grade debt securities, equal to the fluctuating market value of the optioned securities.  The account will be adjusted at least once daily to reflect changes in the market value of the optioned securities.

The Fund will not write a put option unless, at the time of the sale, the Fund:

(1) purchases a put option on the same securities upon the same terms; or

(2) establishes a segregated account consisting of cash, U.S. Government securities or high-grade debt securities equal to the option price, i.e., the price at which the securities underlying the option may be sold to the Fund; or

(3) makes a corresponding short sale, although, if the short position is closed out before the put option expires, then the requirements of (1) or (2) above must be met.

The Fund anticipates that most of the options written by it will be for a duration of not exceeding nine months. The Fund will not write any options with respect to which it is required to maintain a segregated account or make any short sales (except short sales against the box) during any time that the total of (a) the amount required to be deposited in any such segregated account, and (b) the amount required to be deposited in a segregated account in connection with any short sales made by the Fund, exceeds 35% of the value of the Fund’s net assets. All the options written by the Fund will be listed for trading on one or more domestic securities exchanges. The writing of options by the Fund may be deemed to be inconsistent with its investment objective.

The Fund’s policy is to disclose the Fund’s portfolio securities to any person requesting the disclosure.  These persons include individual investors, institutional investors, third-party service providers, rating and ranking organizations, and affiliated persons of the Fund.  No conditions or restrictions are placed on the use of information about portfolio securities that is disclosed.  The information about portfolio securities is disclosed upon request and there is generally no significant lag between the date of the information and the date on which the information is disclosed.  There are no policies or procedures with respect to the receipt of compensation or other consideration by the Fund, its investment adviser, or any other party in connection with the disclosure of information about portfolio securities.  Executive officers of the Fund or its investment advisor may authorize disclosure of the Fund’s portfolio securities.  Because the Fund believes that disclosure of information about portfolio securities upon request is always in the best interests of the Fund’s shareholders, it has not adopted any procedures to ensure those best interests or to address conflicts between the interests of Fund’s shareholders, on the one hand, and those of the Fund’s investment adviser or any affiliated person of the Fund or its investment adviser on the other,  The Fund’s Board of Directors has not exercised oversight of disclosure of the Fund’s portfolio securities.

CERTAIN INVESTMENT RESTRICTIONS

The Fund’s investment objective is a fundamental policy.  Fundamental policies cannot be changed without approval by the holders of the lesser of (a) 67% or more of the voting securities of the Fund present at a meeting, if the holders of more than 50% of the outstanding securities of the Fund are present or represented by proxy, or (b) more than 50% of the outstanding voting securities of the Fund. In addition, the Fund has adopted investment restrictions numbered 1 through 17 below as fundamental policies.  The investment restriction numbered 18 is not a fundamental policy and may be changed by the Fund without shareholder approval.  The Fund may not:

1.

Issue any of its securities (a) for services, or (b) for property other than cash or securities (including securities of which the Fund is the issuer), except as a dividend or distribution to its security holders or in connection with a reorganization;

2.

Issue senior securities, except that the Fund may borrow from any bank;

3.

Invest in companies for the purpose of exercising control or management;

4.

Purchase or sell commodities or commodity contracts, including futures contracts;

5.

Borrow money in excess of 33-1/3% of the value of the Fund’s assets (including the amount of the borrowing), less its liabilities (not including any borrowings, but including the fair market value at the time of computation of any securities with respect to which there are open short positions);

6.

Loan money to other persons, except that the Fund may (a) invest up to 15% of the value of its total assets in debentures, bonds or similar governmental or corporate obligations of types commonly distributed publicly or privately to financial institutions and (b) purchase debt securities which are convertible into equity securities of an issuer without regard to whether the securities are types commonly distributed publicly or privately to financial institutions.

7.

Invest in oil, gas and other mineral leases, but the Fund shall not be prohibited from investing in marketable securities of companies investing in such leases;

8.

Invest in real estate or real estate mortgage loans, but the Fund shall not be prohibited from investing in marketable securities of companies engaged in real estate activities or investments.

9.

Effect a short sale transaction which will, at the time of making and after giving effect to the sale, cause the aggregate dollar amount of the total deposits and deferred charges on short sales to exceed 35% of the value of the Fund’s net assets;

10.

Invest in restricted and other illiquid securities if, as a result of such investment, the value of the Fund’s illiquid assets would exceed 15% of the value of the Fund’s net assets. Restricted securities eligible for resale under Rule 144A under the Securities Act of 1933 that have been determined to be liquid by the Fund’s Board of Directors based upon trading markets for the securities and any other restricted securities that become registered under the Securities Act of 1933 or that may be otherwise freely sold without registration thereunder are not subject to the foregoing limitation, unless they are otherwise illiquid.

11.

Underwrite securities of other issuers or participate in any underwriting or selling group in connection with the public distribution of other’s securities except that it may acquire restricted securities;

12.

Invest more than 25% of the value of its total assets in securities of companies engaged in a particular industry;

13.

Invest more than 35% of the value of its total assets in securities issued by foreign companies.

14.

Acquire time deposits if more than 10% of the value of the Fund’s net assets will be invested in time deposits or the time deposits cannot be liquidated within seven days.

15.

Purchase securities of other investment companies unless purchased on the open market without the payment of any fee or charge other than regular brokerage commissions.

16.

With respect to 50% of the value of the Fund’s total assets, acquire more than (a) 5% of the value of its total assets in the securities of any one issuer (not including securities of the federal government or any instrumentality thereof) and (b) 10% of the outstanding voting securities of any one issuer.

17.

Invest more than 5% of the value of its assets in debt securities which are not “investment grade” or which are not convertible into equity securities;

18.

Invest more than 10% of the value of its net assets in warrants.

All of the foregoing percentages are applicable only at the time of investment.  A later increase or decrease in percentage resulting from a change in values or net assets will not constitute a violation of any restriction.

MANAGEMENT

The Fund’s Board of Directors is responsible for the management of the Fund. The following table sets forth certain information with respect to each member of the Fund’s Board of Directors and each officer of the Fund.  The Fund does not have an advisory board.

Name and Address	Age	Positions Held With the Fund	Length of Time Served	Principal Occupation(s) During the Past Five Years	OTHER DIRECTORSHIPS
Heiko H. Thieme* 845 Third Avenue New York, NY	62	Chairman of the Board of Directors, Chief Executive Officer and Secretary	15 years

Chairman of the Board of Directors, Chief Executive Officer and Secretary of the Fund and American Heritage Growth Fund, Inc. Chief Executive Officer of American Heritage Management Corporation and Thieme Associates, Inc. (investment advisor). Chief Executive Officer of Thieme Securities, Inc. (broker-dealer) and Thieme Consulting, Inc. Chief Executive Officer of The Global Opportunity Fund Limited (foreign investment company) and their respective investment advisors.

					American Heritage Growth Fund, Inc., The Global Opportunity Fund Limited

Dr. Eugene Sarver 241 W. 97th St. New York, NY	61	Director	15 years	Sole proprietor of Sarver International (financial and economic consulting) and Associate of Intercap Investments, Inc. since 1996.	American Heritage Growth Fund, Inc.

Mr. Thieme is an “interested person” as defined in the Investment Company Act of 1940 because he is an executive officer of the Fund and owns all the outstanding equity securities of American Heritage Management Corporation (AHMC) and Thieme Securities, Inc.

Mr. Thieme is the portfolio manager of the Fund and AHGF.  None of the Fund’s other directors oversees any portfolios in the fund complex.

The Board of Directors or the Valuation Committee of the Board of Directors determines the values of illiquid securities held by the Fund.  As of the date of this SAI, the Board of Directors did not have a Valuation Committee.  During the fiscal year ended May 31, 2005, the former Valuation Committee held two meetings.

Each of the Fund’s officers and directors serves until his respective successor is elected and qualifies or until his earlier removal or resignation.

The following table sets forth the dollar range of equity securities owned by each of the Fund’s directors in the Fund on January 25, 2005 and the aggregate amount of securities beneficially owned in American Heritage Growth Fund, Inc. (AHGF) and the Fund.

Name of Director	Dollar Range of Equity Securities of the Fund	Aggregate Dollar Range of Equity Securities in the Fund and AHGF
Heiko H. Thieme	$1 - $10,000	$1 - $10,000
Eugene Sarver	$1 - $10,000	$1 - $10,000

Neither Dr. Sarver nor members of his immediate family own any equity security issued by AHMC or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with AHMC or have any direct or indirect interest in AHMC or any such other person.

Thieme Consulting, Inc., which is wholly owned by Mr. Thieme, has provided consulting services to companies whose securities are held by the Fund for compensation. Similar arrangements may be made with other companies whose securities may become held by the Fund.

During the fiscal year ended May 31, 2005, compensation of $5,000 was paid by the Fund to each of Dr. Sarver and a former director of the Fund.  Neither of them received any compensation from AHGF for services rendered during that fiscal year.

From time to time, the Fund and AHGF, a foreign investment company and other clients of or affiliated persons of AHMC may hold securities issued by the same company. When the Fund and those investors are engaged in the purchase or sale of the same security, the prices and amounts will be allocated in a manner considered by management to be fair to each of them.

In December 2004, the Fund’s Board of Directors as then constituted unanimously approved a one year extension of the Fund’s investment advisory agreement with AHMC.  The Board of Directors considered the quality of the services rendered by AHMC, the amount of time spent by AHMC in rendering investment advice to the Fund, and the amount of the fee. The capabilities and experience of Mr. Thieme and the willingness of AHMC to serve as the Fund’s investment advisor were also considered.  In reaching its conclusion to extend the investment advisory agreement, the Board of Directors further considered the fees of other investment advisors and the possibility of obtaining another investment advisor for the Fund, the Fund’s small size and its inability to pay a significant amount for investment advice.  Based upon the foregoing factors, the Board of Directors concluded that it was appropriate to extend the investment advisory agreement with AHMC.

PORTFOLIO MANAGER

Heiko Thieme is the Fund’s portfolio manager.  On May 31, 2005, Mr. Thieme was also the portfolio manager for AHGF which is, a registered investment company and two other accounts which had total assets of $143,000 and $1.739 million, respectively.  One of the other accounts has agreed to pay an advisory fee to a corporation wholly owned by Mr. Thieme which is, in part, based upon the performance of the account.

Material conflicts of interest arise in connection with Mr. Thieme’s management of the Fund’s portfolio and investments in the other accounts.  The conflicts consist primarily of decisions based upon the investment strategies of the accounts and the allocation of between the Fund and the other accounts.

Mr. Thieme does not receive any compensation directly from the Fund or any of the accounts described in the prior paragraph.   AHMC is the investment advisor to AHGF pursuant to an agreement which provides for a fee of 1.25% of its average net assets.  The fee, however, has been waived by AHMC.  All of such accounts utilize TSI for the execution of portfolio transactions and pay commissions to TSI.

PROXY VOTING POLICIES

The Proxy Voting Committee consists of Mr. Thieme and Dr. Sarver. During the fiscal year ended May 31, 2005, the Proxy Voting Committee, as then constituted, held two meetings.

The Fund has adopted a Proxy Voting Policy used to determine how the Fund votes proxies relating to its portfolio securities. Under the Fund’s Proxy Voting Policy, subject to the oversight of the Proxy Voting Committee, the Fund has delegated to AHMC the following duties: (1) to make the proxy voting decisions for the Fund; and (2) to assist the Fund in disclosing its proxy voting record as required by Rule 30b1-4 under the Investment Company Act of 1940.

The Fund will vote in the best interest of the Fund’s shareholders as determined by the good faith assessment of AHMC, subject to the oversight of the Proxy Voting Committee. In cases where a matter with respect to which the Fund is entitled to vote presents a conflict between the interest of the Fund’s shareholders, on the one hand, and those of AHMC, Heiko Thieme, or any other affiliated person of the Fund, on the other hand, the Fund will vote for what he believes is in the best interest of the Fund’s shareholders.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling 212-397-3900 collect and (2) on the SEC’s website at http://www.sec.gov.

BROKERAGE ALLOCATIONS AND OTHER PRACTICES

AHMC places orders with brokers and dealers for the purchase and sale of securities for the Fund’s portfolio.  In performing this service, AHMC is required to place orders with the primary objective of obtaining the most favorable price and a reasonable execution for the Fund.  Subject to this consideration, the brokers selected include those that supplement AHMC’s research with statistical data, investment information, economic facts and opinions or provide quotation services.  Information so received is in addition to and not in lieu of services required to be performed by AHMC and AHMC’s fee is not reduced as a consequence of the receipt of supplemental information.  Such information may be useful to AHMC in serving both the Fund and AHGF and, conversely, supplemental information obtained by the placement of orders for AHGF maybe useful to AHMC in carrying out its obligation to the Fund.  Brokers may also be selected based upon their sales of shares of the Fund. Normally, over-the-counter transactions will be executed on a principal basis with a broker-dealer who makes a market in or is otherwise a traditional source of the security traded except in those cases in which the Fund can obtain a better price or execution on an agency basis.  Transactions executed on an agency basis involve the payment of a brokerage commission.

Section 28(e) of the Securities Exchange Act of 1934 permits an investment advisor, under certain circumstances, to cause an account to pay a broker or dealer which supplies brokerage and research services a commission for effecting a securities transaction in excess of the amount of the commission another broker or dealer would have charged for effecting the transaction.  Brokerage and research services include (a) furnishing advice as to the value of securities and the availability of securities or purchasers or sellers of securities, (b) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts, and (c) effecting securities transactions and performing functions incidental thereto, such as clearance, settlement and custody.

AHMC may cause the Fund to incur brokerage commissions in an amount higher than the lowest available rate in return for such services. Research services so received by AHMC may be used by AHMC for the benefit of the Fund or any other client of AHMC. AHMC is of the opinion that the continued receipt of supplemental investment research services from broker-dealers will be essential to its provision of portfolio management services to the Fund.  AHMC has represented that such commissions will not be paid by the Fund unless (a) AHMC determines in good faith that the amount is reasonable in relation to the services in terms of the particular transaction, (b) such payment is made in compliance with Section 28(e) and other applicable state and federal laws, and (c) in the opinion of AHMC, the total commissions paid by the Fund are reasonable in relation to the benefits to the Fund over the long term.  The overall reasonableness of brokerage commissions paid is evaluated by AHMC based upon its knowledge of available information as to the general level of commissions paid by other institutional investors for comparable services.

It is anticipated that all or at least a substantial portion of the Fund’s portfolio transactions will be allocated to Thieme Securities, Inc. (TSI). Brokerage commissions paid by the Fund to TSI are generally significantly in excess of the amount of the commission certain other brokers or dealers charge for effecting transactions.

Heiko H. Thieme is the Chief Executive Officer and sole shareholder of TSI. Except for executing portfolio transactions, TSI is not in any other respect associated with the Fund or responsible for any investment advice or other service provided to the Fund by Mr. Thieme personally or AHMC.

During the fiscal year ended May 31, 2005, the aggregate dollar amount of brokerage commissions paid by the Fund differed materially form the amount paid during each of the prior two fiscal years.  The differences in commissions paid during those years are primarily a result of increases in the Fund’s trading activities.

During the three fiscal years ended May 31, 2003, 2004 and 2005, the Fund paid brokerage commissions of $0; $34,199.52 and $46,426.48 to TSI, respectively.  During the fiscal year ended May 31, 2005, the Fund paid substantially all of aggregate brokerage commissions to TSI and substantially all of the Fund’s aggregate dollar amount of transactions involving the payment of commissions was effected through TSI.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

On January 25, 2006, Charles Schwab & Co. Inc., 101 Montgomery Street, San Francisco, CA 94104 owned of record shares of the Fund’s capital stock which represented approximately 5.3 % of the Fund’s outstanding capital stock. As of such date, no other person owned of record or was known to the Fund to own beneficially 5% or more of the Fund’s outstanding capital stock and the Fund’s officers and directors as a group owned less than 1% of such capital stock.

DIVIDENDS, DISTRIBUTIONS AND TAXES

The Fund believes that for the fiscal year ended May 31, 2005 it did not qualify as a “regulated investment company” under the Internal Revenue Code of 1986, as amended (the “Code”).  The Fund intends to so qualify in the future if qualification is in the best interests of its shareholders.  Qualification relieves the Fund of any liability for Federal income taxes to the extent its net investment income and net realized capital gains are distributed in accordance with the applicable provisions of the Code.  To qualify as a regulated investment company, the Fund must distribute at least 90% of its net income (consisting of net investment income and net short-term capital gain) to its shareholders, and meet certain asset diversification and other requirements.  In addition, at the end of each fiscal quarter not more than 25% of a regulated investment company’s total assets may be invested in the securities of any one issuer, except for securities of the U.S. government or other regulated investment companies. That requirement also prohibits investing more than 25% of a regulated investment company’s total assets in two or more issuers that are controlled by the regulated investment company ant that are engaged in the same (or similar) or related trades or businesses.  For that purpose, a regulated investment company controls the issuer if it has 20% or more of the combined voting power of each corporation.

If the Fund does not qualify as a regulated investment company, it would be treated for tax purposes as an ordinary corporation subject to Federal income tax.   The term “regulated investment company” does not imply the supervision of management or investment practices or policies by any government agency.

If you elect to receive dividends and distributions in cash, and your dividend and distribution check is returned to the Fund as undeliverable or remains uncashed for six months, the Fund reserves the right to reinvest the dividend or distribution and all future dividends and distributions payable to you in additional Fund shares at net asset value. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

Any dividend or distribution paid shortly after an investor’s purchase may have the effect of reducing the aggregate net asset value of his shares below the cost of the investment.  Such a dividend or distribution would be a return of investment in an economic sense, although taxable.  In addition, the Code provides that if a shareholder holds shares of a Fund for six months or less and has received a capital gain distribution with respect to the shares, any loss incurred on the sale of the shares will be treated as long-term capital loss to the extent of the capital gain distribution received.

Depending upon the composition of the Fund’s income, if any, the entire amount or a portion of the dividends from net investment income may qualify for the dividends received deduction allowable to qualifying U.S. corporate shareholders.  In general, dividend income from the Fund distributed to qualifying corporate shareholders will be eligible for the dividends received deduction only to the extent that the Fund’s income consists of dividends paid by U.S. corporations.  However, Section 246(c) of the Code provides that if a qualifying corporate shareholder has disposed of Fund shares not held for less than 46 days, which 46 days generally must be during the 90-day period commencing 45 days before the shares become ex-divided, and has received a dividend from net investment income with respect to such shares, the portion designated by the Fund as qualifying for the dividends received deduction will not be eligible for such shareholder’s dividends received deduction.  In addition, the Code provides other limitations with respect to the ability of a qualifying corporate shareholder to claim the dividends received deduction in connection with holding Fund shares.

Ordinarily, gains or losses realized from portfolio transactions will be treated as capital gains or losses.  However, a portion of the gain or loss realized from the disposition of certain non-U.S. dollar denominated securities (including debt instruments) may be treated as ordinary income or loss under Section 988 of the Code.  In addition, all or a portion of the gain realized from the disposition of certain market discount bonds will be treated as ordinary income under Section 1276 of the Code.  Finally, all or a portion of the gains realized from engaging in “conversion transactions” may be treated as ordinary income under Section 1258 of the Code. “Conversion transactions” include certain transactions marketed or sold to produce capital gains, or transactions described in Treasury regulations to be issued in the future.

Under Section 1256 of the Code, any gain or loss realized by the Fund from certain options transactions will be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss.  Gain or loss will arise upon exercise or lapse of the options as well as from closing transactions.  In addition, any such option remaining unexercised at the end of the Fund’s taxable year will be treated as sold for its then fair market value, resulting in additional gain or loss to the Fund characterized in the manner described above.

Offsetting positions held by the Fund involving certain futures options transactions may be considered, for tax purposes, to constitute straddles.  Straddles are defined to include offsetting positions in actively traded personal property.  The tax treatment of straddles is governed by Sections 1092 and 1258 of the Code, which, in certain circumstances, overrides or modifies the provisions of Sections 988 and 1256 of the Code.  As such, all or a portion of any short or long-term capital gain from certain “straddle” and/or conversion transactions may be recharacterized as ordinary income.

If the Fund were treated as entering into straddles by reason of its engaging in certain options transactions, such straddles could be characterized as mixed straddles if the options transactions comprising a part of such straddles were governed by Section 1256 of the Code.  The Fund may make one or more elections with respect to “mixed straddles.”  Depending upon which election is made, if any, the results to the Fund may differ.  If no election is made, to the extent the straddle rules apply to positions established by the Fund, losses realized by the Fund will be deferred to the extent of unrealized gain in any offsetting positions.  Moreover, as a result of the straddle and conversion transaction rules, short-term capital loss on straddle positions may be recharacterized as long-term capital loss, and long-term capital gain may be recharacterized as short-term capital gain or ordinary income.

On May 31, 2005, the Fund had net capital loss carryforwards of approximately $5,186,600, expiring as follows 2006: $324,000, 2007: $1,074,600, 2008: $463,400 and 2009: $3,324,600. On the same date, the Fund had  approximately $4,427,000 in net operating carry forward losses which expire between 2009 and 2025.

INVESTMENT ADVISORY AND OTHER SERVICES

Heiko H. Thieme controls AHMC by virtue of his record and beneficial ownership of all of its outstanding capital stock.  Mr. Thieme is the Chairman of the Board of Directors and the Chief Executive Officer of AHMC.  See “Management.”

In connection with the Fund’s Investment Advisory Agreement with AHMC, AHMC provides the Fund with continuous investment advice. AHMC bears the expenses of the Fund’s trading operations.  Trading operations do not include the payment of brokerage commissions.  All expenses of the Fund, other than its trading operations, are borne by the Fund. Except to the extent that the fee has been waived by AHMC, the Fund pays AHMC a fee which, on an annual basis, amounts to one and one-quarter percent (1.25%) of the first $100 million of the value of average daily net assets of the Fund and one percent (1%) of the value of any additional net assets.

During the fiscal years ended May 31, 2003, 2004 and 2005, the Fund incurred investment advisory fees to AHMC of $9,434, $10,658 and $11,711, respectively.  The entire amounts for those fiscal years were waived by AHMC.  AHMC has agreed to waive the fees for a period of not less than one year from the date of this Statement of Additional Information.

Prior to August, 2001 the Fund reimbursed AHMC for office space and administrative personnel utilized by the Fund.  Since that date, AHMC has waived any such reimbursement and has agreed to continue to do so for a period of not less than one year from the date of this Statement of Additional Information.

The Fund has entered into an agreement with Mutual Shareholder Services, LLC., 1301 East Ninth Street, Cleveland, OH 44114 to maintain certain books, records and other documents that the Fund is required to keep and calculate the Fund’s daily net asset value. The Fund has agreed to pay a monthly fee of $1,112.

RETURNS

Average annual total return is calculated by determining the ending redeemable value of an investment purchased with a hypothetical $1,000 payment made at the beginning of the period (assuming the reinvestment of dividends and distributions), dividing by the amount of the initial investment, taking the “n”-th root of the quotient (where “n” is the number of years in the period) and subtracting 1 from the result.  Total return is calculated by subtracting the amount of the Fund’s net asset value per share at the beginning of a stated period from the net asset value per share at the end of the period (after giving effect to the reinvestment of dividends and distributions during the period), and dividing the result by the net asset value per share at the beginning of the period.

Comparative performance information may be used from time to time in advertising or marketing the Fund’s shares, including data from Lipper Analytical Services, Inc., the Dow Jones Industrial Average, Morningstar, Inc., Standard & Poor’s 500 Composite Stock Price Index and other industry publications.  From time to time, advertising materials for the Fund may provide historical information about the Fund, AHMC and Heiko H. Thieme.

From time to time, advertising materials for the Fund may refer to or discuss current or past business, political, economic or financial conditions, such as any U.S. monetary or fiscal policies.  In addition, from time to time, advertising materials for the Fund may include information concerning retirement and investing for retirement.

CUSTODIAN

U.S. Bancorp, 425 Walnut Street, Cincinnati, Ohio is the Fund’s custodian.  The custodian maintains custody of the Fund’s cash and securities.

TRANSFER AGENT

Mutual Shareholder Services, LLC., 8869 Brecksville Road, Brecksville, OH 44141 is the Fund’s transfer agent. The transfer agent maintains the Fund’s capital stock records, effects issuances and transfers of capital stock, handles all correspondence with respect to shareholder accounts and processes redemptions.

INFORMATION ABOUT THE FUND

Each Fund share has one vote, and when issued and paid for in accordance with the terms of the offering, is fully paid and nonassessable. Fund shares are of one class and have equal rights as to dividends and in liquidation.  Shares have no preemptive, subscription or conversion rights and are freely transferable.

The Fund is intended to be a long-term investment vehicle and is not designed to provide investors with a means of speculating on short-term market movements.  A pattern of frequent purchases and exchanges can be disruptive to efficient portfolio management and, consequently, can be detrimental to the Funds’ performance and its shareholders.  Accordingly, if the Fund determines that an investor is following a market timing strategy or is otherwise engaging in excessive trading, the Fund, with or without prior notice, may temporarily or permanently reject in whole or part any purchase, with respect to such investor’s account.

The Fund sends annual and semi-annual financial statements to all its shareholders.

FINANCIAL STATEMENTS

   The Fund’s most recent Annual Report and Semi-Annual Report to Shareholders are separate documents supplied with this Statement of Additional Information.  The financial statements, accompanying notes and report of independent auditors appearing in the Annual Report are incorporated by reference into this Statement of Additional Information.